FIRST AMENDMENT TO
                            DM LOAN AGREEMENT

                                    AND

                        ROEDERSTEIN LOAN AGREEMENT

                         DATED AS OF JUNE 27, 1995

                          COMERICA BANK, AS AGENT

             NATIONSBANK OF NORTH CAROLINA, N.A., AS CO-AGENT
          BERLINER HANDELS-UND FRANKFURTER BANK, AS LEAD MANAGER


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                              FIRST AMENDMENT
     THIS FIRST AMENDMENT ("First Amendment") is made as of this 27th day of June, 1995 by and among Vishay Beteiligungs GmbH, a German corporation, now known as Vishay Europe GmbH and formerly known as Draloric Electronic GmbH ("Company"), Comerica Bank, successor by merger to Manufacturers Bank, N.A., formerly known as Manufacturers National Bank of Detroit ("Comerica"), the banks signatory hereto (individually, a "Bank" and collectively, "Banks"), and Comerica Bank, as agent for the Banks (in such capacity, "Agent").

     RECITALS:

     A. Company, Agent and the Banks entered into that certain Amended and Restated Draloric/VBG DM 40,000,000 Revolving Credit and DM 9,506,000 Term Loan Agreement dated as of July 18, 1994 (as amended from time to time, the "DM Loan Agreement") under which the Banks renewed and extended (or committed to extend) credit to Company consisting of the Revolving Credit and of the Term Loan (subsequently repaid), as defined and set forth therein.
     B.   Concurrently therewith,

          (1) the Banks, Agent and Company entered into that certain Amended and Restated Roederstein DM 104,315,990.20 Term Loan Agreement dated as of July 18, 1994 (as amended from time to time, the "Roederstein Loan Agreement") under which the Banks renewed and extended (or committed to extend) credit to Company as set forth therein;

          (2) Vishay Intertechnology, Inc. ("Vishay"), Agent and the Banks entered into that certain Amended and Restated Vishay Intertechnology, Inc. $302,500,000 Revolving Credit and Term Loan Agreement dated as of July 18, 1994 (as amended from time to time, the "Vishay Loan Agreement") under which the Banks renewed and extended (or committed to extend) credit to Vishay and the Permitted Borrowers, as set forth therein; and

          (3) the Banks, Agent and Vishay entered into that certain Vishay Intertechnology, Inc. $200,000,000 Acquisition Loan Agreement dated as of July 18, 1994 (as amended from time to time, the "Acquisition Loan Agreement") under which the Banks extended credit to Vishay, as set forth therein.

     C. Pursuant to the DM Loan Agreement, Company issued to the Banks the Revolving Credit Notes, the Bid Notes and the Term
Notes as specified therein.

     D. Pursuant to the Roederstein Loan Agreement, Company issued to the Banks the Term Notes described therein.

     E. At the Company's request, Agent and the Banks have agreed with the Company to make certain amendments to the terms
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and conditions of the DM Loan Agreement and the Roederstein Loan
Agreement, but only on the terms and conditions set forth in this First Amendment.

     NOW, THEREFORE, Company, Agent and the Banks agree:

     1. Section 1 of the DM Loan Agreement is amended as follows:

          (a)  Section 1.12 is amended to change the
     reference to Schedule 1.14 in the fifth line thereof to
     Schedule 5.9 and to add to the end of said Section the following:

               "; provided, however, that upon issuance and sale by Vishay of not less than One Hundred Million Dollars ($100,000,000) of New Equity (net of costs of issuance) prior to June 30, 1996 (but not otherwise), the applicable percentage used to calculate fees due and payable hereunder shall be determined by reference to the appropriate columns in Pricing Matrix A attached to this Agreement as
          Schedule 5.9A."

          (b)  Subclause (i) of Section 1.14 (the definition of
     "Applicable Margin") is amended and restated in its entirety as follows:

               "(i) with respect to the Revolving Credit and the Term Loan, the applicable interest rate margin determined by reference to the appropriate columns in the Pricing Matrix attached to this Agreement as Schedule 5.9; provided that, upon issuance and sale by Vishay of not less than One Hundred Million Dollars ($100,000,000) of New Equity (net of costs of issuance) prior to June 30, 1996 (but not otherwise), the applicable interest rate margin shall be determined by reference to the appropriate columns in Pricing Matrix A attached to this Agreement as Schedule 5.9A, and "

          (c) Section 1.25 (the definition of "Company") is amended and restated in its entirety, as follows:

               "1.25 'Company' shall mean Vishay Europe
          GmbH, a German corporation, formerly known as Vishay Beteiligungs GmbH, and prior thereto known as Draloric Electronic GmbH."

          (d)  Section 1.55A is added immediately following
     Section 1.55, as follows:
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               "1.55A 'New Equity' shall mean additional
          common stock of Vishay issued and sold by Vishay for cash on or after July 1, 1995."

          (e)  Section 1.78 (the definition of "Revolving Credit
     Maturity Date") is amended to change the reference to "December 31, 1997" in the second line thereof to "December
     31, 2000".

     2. Section 2 of the DM Loan Agreement is amended as follows:

          (a)  Section 2.8 is amended to replace the
     reference to ".0625%" (in the eighth line thereof) with the words "the Applicable Fee Percentage".

          (b)  Section 2.10 is amended to delete the
     references to "1994" in the fifth and sixth lines thereof and to add to the sixth line thereof, following the word "year", the words "through (and including) the year 2002".

     3. Section 5.9 of the DM Loan Agreement is amended to add to the preamble thereof, following the words "Schedule 5.9", the words "or Schedule 5.9A, as applicable,".

     4.   The first sentence of Section 12.16 of the DM Loan
Agreement is amended and restated in its entirety as follows:

          "NationsBank has been designated by the Company as `Co-Agent' and BHF has been designated by the Company as `Lead Manager' under this Agreement."

     5. Schedule 5.9A (Pricing Matrix A) attached to this First Amendment is added to the DM Loan Agreement immediately following
Schedule 5.9; new Exhibit "F" in the form attached to this First Amendment (setting forth the applicable Percentages) shall replace existing Exhibit "F" to the DM Loan Agreement; and the existing Schedules to the DM Loan Agreement are hereby restated and replaced in their entirety by the Schedules contained in Attachment "1" hereto.

     6. Section 1 of the Roederstein Loan Agreement is amended as follows:

     (a)  Section 1.7 is amended to add to the end of said
Section the following:

          "; provided, however, that upon issuance and sale by Vishay of not less than One Hundred
          Million Dollars ($100,000,000) of New Equity
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(net of costs of issuance) prior to June 30, 1996 (but not
otherwise), the applicable interest rate margin shall be determined by reference to the appropriate columns in Pricing
Matrix A attached to this Agreement as Schedule 1.7A."

     (b) Section 1.12 (the definition of "Company") is amended and restated in its entirety, as follows:

               "1.12 'Company' shall mean Vishay Europe
          GmbH, a German corporation, formerly known as Vishay Beteiligungs GmbH, and prior thereto known as Draloric Electronic GmbH."

     (c)  Section 1.30A is added immediately following Section
1.30, as follows:

          "1.30A    'New Equity' shall mean additional
     common stock of Vishay issued and sold by Vishay for cash on or after July 1, 1995."

     7. Section 4.8 of the Roederstein Loan Agreement is amended to change the reference to Schedule 4.8 in the preamble thereof to Schedule 1.7 and to add to the preamble, immediately thereafter, the words ", or Schedule 1.7A, as applicable,".

     8. Schedule 1.7A (Pricing Matrix A) attached to this First Amendment is added to the Roederstein Loan Agreement immediately following Schedule 1.7; new Exhibit "C" in the form attached to this First Amendment (setting forth the applicable Percentages) shall replace existing Exhibit "C" to the Roederstein Loan Agreement; and the existing Schedules to the Roederstein Loan Agreement are hereby restated and replaced in their entirety by the Schedules contained in Attachment "2" hereto.

     9. Company, with respect to itself and its Subsidiaries, ratifies and confirms, as of the date hereof, each of the representations and warranties set forth in Sections 6.1, 6.3 through 6.8, inclusive, 6.10, 6.12, 6.14 and 6.15 through 6.21, inclusive, of the Vishay Loan Agreement (as amended by the First Amendment thereto), and acknowledges that such representations and warranties are and shall remain continuing representations and warranties during the entire life of the DM Loan Agreement and the Roederstein Loan Agreement.

     10. Except as specifically set forth above, this First Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the DM Loan Agreement, the
Roederstein Loan Agreement, any of the Notes issued thereunder, or any of the other Loan Documents, or to constitute a waiver by Banks or Agent of any right or remedy under the DM Loan
Agreement, the Roederstein Loan Agreement, any of the Notes
issued thereunder or any of the other Loan Documents.
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     11.  This First Amendment shall become effective on June 30,
1995, subject to the satisfaction by Company of the following conditions (which Company covenants and agrees to satisfy) on or before such date:

          (a) Agent shall have received counterpart originals of this First Amendment and of the amendment to the Vishay Loan Agreement and the Acquisition Loan Agreement entered into concurrently herewith (and Company shall have satisfied the conditions thereunder), duly executed and delivered and in form satisfactory to Agent and the Banks;

          (b) Company shall have executed and delivered to each of the Banks renewal and replacement Notes substantially in the forms of Exhibits "B" and "C-4" to the DM Loan Agreement and Exhibit "A" to the Roederstein Loan Agreement, as applicable, each of such Notes to be dated as of the effective date of this First Amendment (with appropriate insertions acceptable to the Banks in the form and substance) and, (i) in the case of the Revolving Credit, in the face amount of each Bank's respective Percentage of the Revolving Credit Maximum Amount (reflecting the aforesaid changes in the Percentages), (ii) in the case of the Bid Notes, in the full amount of the Revolving Credit Maximum Amount (reflecting the aforesaid changes in the Percentages), and (iii) in the case of the Term Notes under the Roederstein Loan Agreement, in the face amount of each Bank's Percentage thereof (reflecting the aforesaid changes in the Percentages), as the case may be. Upon receipt of the renewal and replacement Notes, as aforesaid (which Notes are to be in exchange for and not in payment of the predecessor Notes issued by Company), the Banks shall return the predecessor Notes to Agent which shall stamp such Notes "Exchanged" and deliver said Notes to the Company;

          (c) Agent shall have received from Company copies, certified by a duly authorized officer to be true and complete as of the date hereof, of records of all action taken by Company to authorize the execution and delivery of this First Amendment and to issue the replacement Notes hereunder; and

          (d) Agent shall have received a written legal opinion, addressed to Agent and each of the Banks and dated as of the date hereof, from counsel for Company in form and substance satisfactory to Agent and the Banks.

     12.  Unless otherwise expressly defined to the contrary
herein, all capitalized terms used in this First Amendment shall have the meaning set forth in the DM Loan Agreement and the
Roederstein Loan Agreement.
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     13.  This First Amendment may be executed in counterpart, in accordance with Section 13.10 of the DM Loan Agreement and
Section 12.10 of the Roederstein Loan Agreement.

     IN WITNESS WHEREOF, Company, the Banks and Agent have each caused this First Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.


COMPANY:                         AGENT:

VISHAY EUROPE GmbH               COMERICA BANK, as Agent


By: /s/ Richard N. Grubb         By: /s/ John M. Costa


Its: Attorney-in-fact            Its:  Vice President
c/o Vishay intertechnology, Inc. One Detroit Center
63 Lincoln Highway               500 Woodward Avenue
Malvern, Pennsylvania 19355      Detroit, Michigan 48226
Attention: Mr. Richard N. Grubb       Attention: National
Division
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                              BANKS:

                              COMERICA BANK



                              By: /s/ John M. Costa


                              Its:
                              One Detroit Center
                              500 Woodward Avenue
                              Detroit, Michigan 48226
                              Attention: National Division
                              Telex: 235808
                              Fax No.: (313) 222-3330


                              NATIONSBANK OF NORTH
                                CAROLINA, N.A.



                              By: /s/ Yousuf Omar



                              Its:
                              NationsBank Plaza
                              901 Main Street
                              TX 1-492-67-01
                              Dallas, TX 75202
                              Attn: Mr. Yousuf Omar
                              Telex: 669959
                              Fax No.: (214) 508-0980



                              BERLINER HANDELS-UND FRANKFURTER
                               BANK



                              By: /s/Hans-Jurgen Scholz

                              Its:
                              Bockenheimer Landstr. 10
                              60323 Frankfurt/Main
                              Germany
                              Attn: Mr. Hans-Jurgen Scholz
                              Telex: 411 026
                              Fax No.: 4969/718-3010

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                              BANK HAPOALIM, B.M.



                              By: /s/ Carl Hopfringer

                                  /s/ Jonathan Kulka

                              Its:
                              1515 Market Street
                              Philadelphia, Pennsylvania 19102
                              Attn: Mr. Jonathan Kulka
                              Telex: 902022
                              Fax No.: (215) 665-2217



                              SIGNET BANK/MARYLAND



                              By: /s/ Jennifer D. Patton



                              Its:
                              7 St. Paul Street
                              18th Floor
                              Baltimore, Maryland 21202
                              Attn: Ms. Janice E. Godwin
                              Telex: 87638
                              Fax No.: (410) 625-6365


                              CORESTATES BANK, N.A.,
                              formerly known as and continuing to
                              do business under the name of THE
                              PHILADELPHIA NATIONAL BANK


                              By: /s/ James A. Bennett


                              Its:
                              1345 Chestnut Street
                              F.C. 1-8-3-14
                              Philadelphia, Pennsylvania 19107
                              Attn: Mr. James A. Bennett
                              Telex: 845400
                              Fax No.: (215) 973-7820


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                              BANK LEUMI le-ISRAEL, B.M.



                              By: /s/ Eric S. Zaiman



                              Its:
                              564 Fifth Avenue
                              5th Floor
                              New York, New York 10036
                              Attn: Mr. Eric Zaiman
                              Telex: 173090
                              Fax No.: (212) 626-1072



                              MERIDIAN BANK

                              By: /s/ John M. Fessick


                              Its:
                              1650 Market Street
                              Suite 3600
                              Philadelphia, Pennsylvania 19103
                              Attn: Mr. John M. Fessick
                              Telex: 173003
                              Fax No.: (215) 854-3774


                              ABN AMRO BANK N.V. NEW YORK BRANCH

                              By: /s/ Ann Schwalbenberg


                              Its:

                              and

                              By: /s/ [Illegible]



                              Its:
                              500 Park Avenue
                              Second Floor
                              New York, New York 10022
                              Attn: Ms. Ann Schwalbenberg
                              Telex: 423721
                              Fax No.: (212) 832-7129

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                              CREDIT LYONNAIS NEW YORK BRANCH



                              By: /s/ Mary L. Collier



                              Its:
                              1301 Avenue of the Americas
                              New York, New York 10019
                              Attn: Scott Chappelka
                              Telex:
                              Fax No.: (212) 459-3179



                              SHAWMUT BANK, N.A.


                              By: /s/ Frank Benesh

                              Its:
                              One Federal Street
                              OF-03237
                              Boston, Massachusetts 02211
                              Attn: Mr. Frank Benesh
                              Telex:
                              Fax No.: (617) 423-5214

                              CREDIT SUISSE


                              By:/s/ Christopher J. Eldin


                              Its:

                              AND

                              By: /s/ Andrea Shkane


                              Its:
                              12 East 49th Street
                              New York, New York 10017
                              Attn: Ms. Andrea Shkane
                              Telex: 420149
                              Fax No.: (212) 238-5389
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